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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 16, 2001



                      DEALER AUTO RECEIVABLES COMPANY, LLC
             (Exact name of registrant as specified in its charter)



           Delaware                      333-32802               36-4347972
 (State of other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                  Identification Number)



         230 West Monroe Street
         Chicago, Illinois                                    60606
         (Address of principal executive offices)             (Zip Code)



         (312) 456-1250
         (Registrant's telephone number, including area code)



                                 Not Applicable
         (Former name of former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

     Premier Auto Finance, Inc. (the "Servicer") on behalf of Dealer Auto Receivables Owner Trust 2000-1 (the "Trust") is filing a Monthly Report delivered pursuant to the Sale and Servicing Agreement dated as of August 24, 2000 by and amount the Trust, Dealer Auto Receivables Company, LLC, the Servicer and The Bank of New York as an Exhibit under Item 7(c).



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements:              None.

     (b) Pro Forma Financial Information:   None.

     (c) Exhibits:


      EXHIBIT NO.                DOCUMENT
      -----------                --------

       10.1                      Monthly Report dated as of July 16, 2001







                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DEALER AUTO RECEIVABLES COMPANY, LLC

                                       By: /s/ William J. Sparer
                                           -----------------------------------
                                           Secretary and Vice President


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